                                                                   EXHIBIT 99(1)

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Worthington Industries, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. McConnell, Chairman and Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                /s/ John P. McConnell
                                --------------------------------------------
                                Printed Name:  John P. McConnell
                                Title:  Chairman and Chief Executive Officer
                                Date:  January 14, 2003